Assets held for sale	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Assets held for sale
(15)	Assets held for sale

Assets held for sale at December 31, 2018 consist of the following assets:

December 31, 2018
Flight Simulators	$31,580

Total Assets Held For Sale	$31,580

(1)

No impairment loss was recognized at the time of the reclassification of the simulators to the item as held for sale at December 31, 2018, since it is expected that the fair value less cost of sales is greater than the amount in books.

(2)

The company signed a sale agreement on January 30, 2019 with CAE International Holdings Ltd., agreeing to sell (10) ten flight simulators belonging to the Group. The simulators were in use for the provision of training services for pilots and co-pilots of civil and commercial aircraft.

(3)	The assets classified as held for sale belong to the operating segment of air transportation.